UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Advisors Series Trust

(Name of Registrant as Specified In Its Charter)

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Proxy Materials
PLEASE CAST YOUR VOTE NOW!
ADVISORS SERIES TRUST
c/o U.S. Bank Global Fund Services
777 East Wisconsin Ave, 5th Floor
Milwaukee, WI 53202

July 8, 2024
Dear Shareholder:

As a Fund shareholder in one of the following funds or families of funds:

Capital Advisors Growth Fund	O’Shaughnessy Market Leaders Value Fund
Chase Growth Fund	Pacific Income Advisers Funds
Davidson Multi-Cap Equity Fund	Poplar Forest Funds
Edgar Lomax Value Fund	Pzena Funds
First Sentier Funds	Reverb ETF
Huber Funds	Scharf Funds
Logan Capital Broad Innovative Fund	Shenkman Funds
Medalist Partners Funds	VegTech ETF

you are invited to attend a special shareholder meeting (the “Meeting”) of Advisors Series Trust (the “Trust”), which will be held at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202 on August 27, 2024, at 11:00 AM Central Time.

The purpose of the Meeting is to seek shareholder approval of the election of three Trustees to the Board of Trustees (the “Board”) of the Trust. As discussed below, one of the nominees already serves as a Trustee of the Trust but has not yet been elected by shareholders. Two additional nominees have been recommended by the Board to join as Trustees, subject to shareholder approval.

You are being asked to elect each of the following three individuals as Trustees of the Trust: Craig Wainscott, Anne Kritzmire, and Michele Rackey. Michele Rackey is currently a Trustee of the Trust and has served as a Trustee since her appointment by the Board in January 2023. Mr. Craig Wainscott and Ms. Anne Kritzmire have not previously served on the Board. The Governance and Nominating Committee, made up of all of the Trustees who are not “interested persons” of the Trust (an “Independent Trustee”) as defined in the Investment Company Act of 1940, as amended, has recommended to the Board, and the Board has unanimously nominated, Mr. Wainscott and Ms. Kritzmire, to join the Board as Trustees.

A vacancy on the Board was recently created when the former Chairperson of the Board retired from his service to attend to health-related matters. While the Board can ordinarily appoint a new Trustee to fill a vacancy without a shareholder vote, the Board cannot do so under current law if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. The appointment of Mr. Wainscott and Ms. Kritzmire to fill the vacancy on the Board would result in fewer than two-thirds of the members of the Board having been elected by shareholders. Under current law, the Trust would be required to seek shareholder approval of its Trustees at any time when less than a majority of the Board will have been approved by shareholders, regardless of whether or not a vacancy was being filled at that time.
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Given these legal requirements, the Board believes it is the appropriate time for the Trustee that was previously appointed to the Board (but not elected) to stand for election and for the new Trustee nominees to stand for election. The Board believes these actions are prudent so that the entire Board will have been elected by shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

The full Board of Trustees has unanimously approved this nomination and believes it is in the best interests of the Trust and its shareholders. The Board recommends that you vote in favor of the election of the nominees.

The attached Proxy Statement describes each nominee’s qualifications and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the nominees. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,

/s/ Jeffrey T. Rauman
_________________________
Jeffrey T. Rauman
President
Advisors Series Trust

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2024

ADVISORS SERIES TRUST
c/o U.S. Bank Global Fund Services
777 East Wisconsin Ave, 5th Floor
Milwaukee, WI 53202

To the Shareholders of Advisors Series Trust (the “Trust”), consisting of the following funds or families of funds:

Capital Advisors Growth Fund	O’Shaughnessy Market Leaders Value Fund
Chase Growth Fund	Pacific Income Advisers Funds
Davidson Multi-Cap Equity Fund	Poplar Forest Funds
Edgar Lomax Value Fund	Pzena Funds
First Sentier Funds	Reverb ETF
Huber Funds	Scharf Funds
Logan Capital Broad Innovative Fund	Shenkman Funds
Medalist Partners Funds	VegTech ETF

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Trust will be held on August 27, 2024, at 11:00 AM Central Time at the offices of U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202.

At the Meeting, shareholders of the Fund will be asked to act upon the following Proposals, which are more fully described in the accompanying Proxy Statement dated July 8, 2024:

PROPOSAL 1: To approve of the election of three Trustees to serve until his or her successor is elected and qualified.

PROPOSAL 2: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board has fixed the close of business on July 1, 2024, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board and each mutual fund, or series, of the Trust named above. Please read the enclosed Proxy Statement for a full discussion of the Proposals.

By order of the Board of Trustees of the Trust

/s/ Lillian A. Kabakali

Lillian A. Kabakali
Secretary
July 8, 2024

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from any of the Advisers or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ADVISORS SERIES TRUST
c/o U.S. Bank Global Fund Services
777 East Wisconsin Ave, 5th Floor
Milwaukee, WI 53202

PROXY STATEMENT
July 8, 2024

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 27, 2024

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Trust and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of U.S. Bank Global Fund Services, U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202 on August 27, 2024, at 11:00 AM Central Time.

PROPOSAL 1: To approve of the election of three Trustees to serve until his or her successor is elected and qualified.

PROPOSAL 2: If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposals.

Shareholders of record at the close of business on the record date, July 1, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after July 15, 2024.

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996. Its fiscal year-end is October 31. The Trust currently consists of 34 separate series, or mutual funds, with different fiscal year-ends. Shareholders of each Fund in the Trust and of each class of each Fund are being solicited to vote on the proposal. Following is a list of the current Funds in the Trust being solicited to vote on the proposal:

Fund/Fund Family	Investment Adviser	Fiscal Year End	Phone Number
Capital Advisors Growth Fund — Investor Class	Capital Advisors Inc.	December 31	1-866-205-0523
Chase Growth Fund – Class N, Institutional Class	Chase Investment Counsel Corporation	September 30	1-888-861-7556
Davidson Multi-Cap Equity Fund – Class A, Class I	Davidson Investment Advisors, Inc.	June 30	1-877-332-0529

Fund/Fund Family	Investment Adviser	Fiscal Year End	Phone Number
Edgar Lomax Value Fund – Investor Class	The Edgar Lomax Company	October 31	1‑866‑205‑0524
First Sentier Funds First Sentier American Listed Infrastructure Fund — Class I First Sentier Global Listed Infrastructure Fund — Class I	First Sentier Investors	October 31	1-888-898-5040
Huber Funds

Huber Select Large Cap Value Fund – Investor Class, Institutional Class
Huber Small Cap Value Fund – Investor Class, Institutional Class
Huber Large Cap Value Fund – Investor Class, Institutional Class
Huber Mid Cap Value Fund – Investor Class, Institutional Class
	Huber Capital Management, LLC	October 31	1-888-482-3726
Logan Capital Broad Innovative Growth ETF	Logan Capital Management, Inc	April 30	1-800-617-0004
Medalist Partners Funds Medalist Partners MBS Total Return Fund — Class A, Institutional Class, Investor Class Medalist Partners Short Duration Fund — Institutional Class, Investor Class	Medalist Partners, LP	November 30	1-855-736-7799
O’Shaughnessy Market Leaders Value Fund – Class I	O’Shaughnessy Asset Management, LLC	July 31	1-877-291-7827
PIA Funds

PIA BBB Bond Fund – Managed Account Completion Shares
PIA Short-Term Securities Fund – Advisor Class
PIA MBS Bond Fund – Managed Account Completion Shares
PIA High Yield Fund – Institutional Class
PIA High Yield (MACS) Fund – Managed Account Completion Shares
	Pacific Income Advisers, Inc.	November 30	1-800-251-1970
Poplar Forest Funds Poplar Forest Partners Funds – Class A, Institutional Class Poplar Forest Partners Funds – Investor Class	Poplar Forest Capital, LLC	September 30	1‑877‑522‑8860

Fund/Fund Family	Investment Adviser	Fiscal Year End	Phone Number
Pzena Funds

Pzena Mid Cap Value Fund – Investor Class, Institutional Class
Pzena Emerging Markets Value Fund – Investor Class, Institutional Class
Pzena International Small Cap Value Fund – Investor Class, Institutional Class
Pzena Small Cap Value Fund – Investor Class, Institutional Class
Pzena International Value Fund – Investor Class, Institutional Class
	Pzena Investment Management, LLC	February 28	1-844-796-1996
Reverb ETF	Distribution Cognizant, LLC	April 30	1-800-617-0004
Scharf Funds Scharf Fund – Retail Class, Institutional Class Scharf Multi-Asset Opportunity Fund – Retail Class, Institutional Class Scharf Global Opportunity Fund – Institutional Class	Scharf Investments, LLC	September 30	1-866-572-4273
Shenkman Funds Shenkman Capital Floating Rate High Income Fund – Class F, Institutional Class Shenkman Capital Short Duration High Income Fund – Class A, Class C, Class F, Institutional Class	Shenkman Capital Management, Inc.	September 30	1-855-743-6562
VegTech Plant-based Innovation & Climate ETF	VegTechTM LLC	October 31	1-800-617-0004

Financial statements for the Funds comprising the Trust are included in Annual Reports of each Fund for their various fiscal year-end dates noted above, which are mailed to shareholders. Shareholders may obtain copies of the applicable Annual Report or Semi-Annual Report free of charge by writing the Trust c/o U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202, or by calling the toll-free number above shown opposite your Fund’s name.

PROPOSAL 1 – ELECTION OF TRUSTEES TO THE BOARD

The Board currently has three members: David G. Mertens, Joe D. Redwine, and Michele Rackey. Mr. Mertens, Mr. Redwine, and Ms. Rackey, who currently serve as Independent Trustees of the Trust, have served as Trustees since March 2017, September 2008, and January 2023, respectively, when each was appointed to his or her position by the Board in accordance with Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, Michele Rackey’s appointment was not required to be approved by shareholders. Mr. Mertens and Mr. Redwine were elected by shareholders to the Board on March 3, 2017 and July 15, 2008, respectively.

Mr. Ray Woolson, who was previously elected by shareholders, retired from his service as Trustee and Chairman of the Board of Trustees to attend to health-related matters on October 18, 2023.

At a meeting of the Governance and Nominating Committee held on March 22, 2024, the Committee, which consists solely of Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the 1940 Act, recommended filling the vacancy created by Mr. Woolson’s departure. The Committee also determined it was necessary to increase the size of the Board to five members. Furthermore, the Committee met on the June 27, 2024, and recommended that Mr. Wainscott and Ms. Kritzmire be nominated for election as additional Trustees of the Trust. The Committee also recommended that Ms. Rackey be nominated for election by shareholders as she had not previously been elected by shareholders. At a Board meeting held the same day, the Trustees approved a resolution to further nominate Mr. Wainscott, Ms. Kritzmire and Ms. Rackey to be elected by shareholders as Independent Trustees of the Trust. As indicated under “Trustees and Officers” below, Mr. Wainscott and Ms. Kritzmire have considerable business experience in investment management matters. The Trustees believe both nominees would enhance the Board’s ability to oversee the operations of the Trust.

The current members of the Board do not have the power to appoint Mr. Wainscott and Ms. Kritzmire as additional Trustees of the Trust without the approval of the shareholders of the Trust. Section 16(a) of the 1940 Act provides that a Trustee may be appointed by the Board to fill a vacancy only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders. Ms. Rackey has previously been appointed to the Board without shareholder approval. As the appointment of Mr. Wainscott and Ms. Kritzmire would result in less than two-thirds of the Board having been elected by the shareholders of the Trust, they must be elected as Trustees by the shareholders in order to fill vacancies. Section 16(a) of the 1940 Act also requires that if at any time less than a majority of the then serving Trustees have been elected by shareholders, then the Trust must, within 60 days, hold a shareholders meeting to elect sufficient Trustees to the Board so that a majority of the Board will have been elected by shareholders. With the upcoming retirement of one Trustee at the end of 2025, who has been elected by shareholders, the Board also believes it is prudent and in the best interests of the Trust for the shareholders to now vote to approve Ms. Rackey, Mr. Wainscott, and Ms. Kritzmire so that all members of the Board will have been elected by the shareholders, thereby avoiding the need to incur the expenses of a future shareholder meeting should additional vacancies arise.

Required Vote

The election of the nominees will be voted upon separately by shareholders of the Funds of the Trust in the aggregate; that is, regardless of the Fund in which you are a shareholder, you have the right to vote for or to withhold your vote for each nominee on a one vote-per-share basis without differentiation between the separate Funds (or classes). The nominees will be elected as Trustees of the Trust if they receive a plurality of the votes cast by all shares of the Trust to be voted in the aggregate, assuming a quorum is present. In essence, this means that the three nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board of the Trust. The nominees have indicated that they are able and willing to serve as Trustees and, if elected, will serve as Trustees until each dies, resigns, reaches the Board’s mandatory retirement age, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor. If for any reason the nominees become unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

The Board recommends that the Trust’s shareholders elect the nominees as Trustees of the Trust.

OTHER BUSINESS
Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below. Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75. Further, upon request, the Board may vote, by vote of a majority of the Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Independent Trustees of the Trust
David G. Mertens (1960) 615 E. Michigan Street Milwaukee, WI 53202	Chair of the Board Trustee	Indefinite term; since October 2023. Indefinite term; since March 2017.	Partner and Head of Business Development, QSV Equity Investors, LLC, (formerly known as Ballast Equity Management, LLC) (a privately-held investment advisory firm) (February 2019 to present); Managing Director and Vice President, Jensen Investment Management, Inc. (a privately-held investment advisory firm) (2002 to 2017).	34	None
Joe D. Redwine (1947) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since September 2008.	Retired; formerly Manager, President, CEO, U.S. Bancorp Fund Services, LLC, and its predecessors, (May 1991 to July 2017).	34	None

Name, Address and Age	Position with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held by Trustee or Nominee for Trustee During Past Five Years
Independent Trustees of the Trust and Nominees
Craig B. Wainscott (1961) 615 E. Michigan Street Milwaukee, WI 53202	None	N/A	CEO instaCOVER LLC (Specialized insurance/technology company) 2014-2021, and CFO 2021-2023.	N/A	Board Member of Paradigm Project (social venture company) (2010-2020). Independent Trustee and Board Chair of Brandes Investment Trust (6 Funds) (2011-Present)
Anne W. Kritzmire (1962) 615 E. Michigan Street Milwaukee, WI 53202	None	N/A	Principal Owner of AW Kritzmire Consulting (2021-Present); Business Faculty Lead of Lake Forest Graduate School of Management (2021-Present); Head of Multi-Asset and various other positions of Nuveen Investments (1999-2020)	N/A	Lead Independent Director of Thornburg Income Builder Opportunities Trust (a closed end fund) (2020-Present); Trustee, Finance Commissioner, and Acting Treasurer of Village of Long Grove (municipal government) (2017-present)
Michele Rackey (1959) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term; since January 2023.	Chief Executive Officer, Government Employees Benefit Association (GEBA) (benefits and wealth management organization) (2004 to 2020); Board Member, Association Business Services Inc. (ABSI) (for-profit subsidiary of the American Society of Association Executives) (2019 to 2020).	34	None

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers
Jeffrey T. Rauman (1969) 615 E. Michigan Street Milwaukee, WI 53202	President, Chief Executive Officer and Principal Executive Officer	Indefinite term; since December 2018.	Senior Vice President, Compliance and Administration, U.S. Bank Global Fund Services (February 1996 to present).
Kevin J. Hayden (1971) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Treasurer and Principal Financial Officer	Indefinite term; since January 2023.	Vice President, Compliance and Administration, U.S. Bank Global Fund Services (June 2005 to present).
Richard R. Conner (1982) 615 E. Michigan Street Milwaukee, WI 53202	Assistant Treasurer	Indefinite term; since December 2018.	Assistant Vice President, Compliance and Administration, U.S. Bank Global Fund Services (July 2010 to present).
Joseph R. Kolinsky (1970) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term; since July 2023.
Vice President, U.S. Bank Global Fund Services (May 2023 to present); Chief Compliance Officer, Chandler Asset Management, Inc. (2020 to 2022); Director, Corporate Compliance, Pacific Life Insurance Company (2018 to 2019).

Lillian A. Kabakali (1980) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Vice President and Secretary	Indefinite term; since March 2024.	Vice President, U.S. Bank Global Fund Services (April 2023 to present); Vice President, Compliance, Guggenheim Partners Investment Management Holdings, LLC (April 2019 to April 2023); Senior Associate, Compliance, Guggenheim Partners Investment Management Holdings, LLC (January 2018 to April 2019).
Elaine E. Richards (1968) 2020 E. Financial Way, Suite 100 Glendora, CA 91741	Assistant Secretary	Indefinite term; since March 2024.	Senior Vice President, U.S. Bank Global Fund Services (July 2007 to present).
1.The Trustees of the Trust are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
2.The Trust is comprised of 34 active portfolios managed by unaffiliated investment advisers. The Funds in different Fund Complexes do not hold themselves out as related to Funds in other Fund Complexes within the Trust for purposes of investment and investor services, as they do not share the same investment adviser.

The Board met nine times during the fiscal year ended December 31, 2023. During the fiscal year, all of the incumbent Trustees attended 100% of the Board meetings and the meetings of the Board Committees on which they served.

Trust Committees

The Trust has established the following three standing committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks the Trust faces: the Audit Committee, the QLCC, and the Governance and Nominating Committee. There is no assurance, however, that the Board’s committee structure will prevent or mitigate risks in actual practice. The Trust’s committee structure is specifically not intended or designed to prevent or mitigate the Funds’ investment risks. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Audit Committee is comprised of all of the Independent Trustees. Mr. Redwine is the Chair of the Audit Committee. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met four times during the Trust’s fiscal year ended October 31, 2023.

The Audit Committee also serves as the QLCC for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC did not meet with respect to the Trust during the fiscal year ended October 31, 2023.

The Governance and Nominating Committee is comprised of all, and only of, the Independent Trustees. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board. Recommendations for consideration by the Governance and Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust between 120 and 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Governance and Nominating Committee meets regularly with respect to the various series of the Trust. The Governance and Nominating Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. Rackey is the Chair of the Governance and Nominating Committee. The Governance and Nominating Committee met once with respect to the Trust during the fiscal year ended October 31, 2023.

Additional Information Concerning Our Board of Trustees

The Role of the Board
The Board provides oversight of the management and operations of the Trust. Like all mutual funds, the day-to-day responsibility for the management and operations of the Trust is the responsibility of various service providers to the Trust, such as the Trust’s investment advisers, distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the investment advisers, distributor, administrator, custodian and transfer agent. The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. It has established three standing committees, an Audit Committee, a Governance and Nominating Committee and a Qualified Legal Compliance Committee (the “QLCC”), which are discussed in greater detail under “Board Committees,” below. Currently, all of the members of the Board are Independent Trustees, which are Trustees that are not affiliated with the Adviser or its affiliates or any other investment adviser in the Trust or with its principal underwriter. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The President, Chief Executive Officer and Principal Executive Officer of the Trust is not a Trustee, but rather is a senior employee of the Administrator who routinely interacts with the unaffiliated investment advisers of the Trust and comprehensively manages the operational aspects of the Funds in the Trust. The Trust has appointed David Mertens, an Independent Trustee, as Chair of the Board, and he acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as Chair during executive sessions of the Independent Trustees.

The Board reviews its structure annually. The Trust has determined that it is appropriate to separate the Principal Executive Officer and Board Chair positions because the day-to day responsibilities of the Principal Executive Officer are not consistent with the oversight role of the Trustees and because of the potential conflict of interest that may arise from the Administrator’s duties with the Trust. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Governance and Nominating Committee meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser and portfolio managers as to investment risks as well as other risks that may be also discussed in Audit Committee.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the majority of the Trustees have served on boards for organizations other than the Trust, as well as having served on the Board of the Trust for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

David G. Mertens. Mr. Mertens has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters. He currently serves as Partner and Head of Business Development of QSV Equity Investors, LLC, (formerly known as Ballast Equity Management, LLC), a privately-held investment advisory firm. Mr. Mertens also gained substantial mutual fund experience through his tenure as Managing Director and Vice President of Jensen Investment Management, Inc. (“Jensen”) from 2002 to 2017. Prior to Jensen, Mr. Mertens held various roles in sales and marketing management with Berger Financial Group, LLC from 1995 to 2002, ending as Senior Vice President of Institutional Marketing for Berger Financial Group and President of its limited purpose broker-dealer, Berger Distributors.

Joe D. Redwine. Mr. Redwine has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters through his experience as President and CEO of U.S. Bancorp Fund Services, LLC, (now known as U.S. Bank Global Fund Services), a full-service provider to mutual funds and alternative investment products. In addition, he has extensive experience consulting with investment advisers regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds. Mr. Redwine serves as an Audit Committee Financial Expert for the Trust.

Michele Rackey. Ms. Rackey has substantial experience in mutual funds and investment management through her experience as CEO of Government Employees Benefits Association (GEBA) and also with The ARK Funds. Ms. Rackey is experienced with financial, accounting, investment and regulatory matters and serves as an Audit Committee Financial Expert for the Trust. Ms. Rackey was CEO of GEBA for 17 years and Chief Operating Officer of the ARK Funds for 9 years. Ms. Rackey has a BS in Business Administration from the University of Illinois at Chicago and has an MBA from Keller Graduate School of Management in Chicago. Ms. Rackey previously held FINRA series 6, 7 and 63 licenses as well as a Maryland Life and Health License.

Information about the Nominee for Independent Trustee’s Qualification, Experience, Attributes or Skills

Craig Wainscott. Mr. Wainscott’s Trustee Attributes include his substantial global executive and advisory experience, including his current position as a mutual fund trustee and early-stage business advisor at Brandes Mutual Funds. He also has extensive C-Suite Leadership, including his position as Chief Executive Officer at Russell Investments Canada for five years, leading a diverse collection of businesses such as mutual funds, institutional funds, consulting, and brokerage. He has also served as CEO at instaCOVER LLC and CFO at The Paradigm Project. Mr. Wainscott continues to serve as Board Advisor at Cadenced Biomedical (an early-stage medical device company). He has also served as a board member for The Paradigm Project. Mr. Wainscott is a qualified financial expert, having served as the CFO for two organizations, audit committee member, and is a CFA.

Anne Kritzmire. Ms. Kritzmire has substantial experience in registered funds and investment management through her experience as Head of Multi-Asset/Solutions Marketing, Managing Director of Closed-End Funds, Managing Director of Channel Marketing, and Director of Customer Insights at Nuveen Investments. Ms. Kritzmire serves as Lead Independent Director on the Board of Directors and is a member of the Audit Committee and Nominating and Governance Committee of the Thornburg Income Builder Opportunities Trust (2020-present). With respect to the Thornburg Income Builder Opportunities Trust, she is considered to be a qualified financial expert. She has also served on several other boards including as a Trustee, Financial Commissioner, and Acting Treasurer at Village of Long Grove (2017-present). Ms. Kritzmire has a B.S. in Electrical Engineering from University of Notre Dame and has an MBA in Finance and Marketing from Northwestern University, Kellogg Graduate School of Management.

Michele Rackey. Ms. Rackey’s Trustee Attributes as a nominee are described above.

Ownership of the Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee, nominee for Trustee and officer in the Trust as of December 31, 2023. If a series Fund of the Trust is not listed, no Trustee, nominee or officer owned any shares of such Fund as of December 31, 2023. As of December 31, 2023, the Trustees, nominees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of any class of any Fund in the Trust.

Key to Amount Invested
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

	Independent Trustees			Independent Trustee Nominees
Funds	David Mertens	Joe Redwine	Michele Rackey	Craig Wainscott	Anne Kritzmire
Capital Advisors Growth Fund	None	None	C	None	None
Medalist Partners MBS Total Return Fund	E	D	None	None	None
O'Shaughnessy Market Leaders Value Fund	E	None	None	None	None

	Independent Trustees			Independent Trustee Nominees
Funds	David Mertens	Joe Redwine	Michele Rackey	Craig Wainscott	Anne Kritzmire
PIA High Yield Fund	None	None	B	None	None
Poplar Forest Partners Fund	E	None	None	None	None
Pzena Emerging Markets Value Fund	None	None	C	None	None
Pzena International Small Cap Value Fund	E	None	None	None	None
Pzena Mid Cap Value Fund	E	None	None	None	None
Scharf Multi-Asset Opportunity Fund	None	None	C	None	None

Compensation

Effective January 1, 2024, the Independent Trustees each receive an annual retainer of $108,500 per year allocated among each of the various portfolios comprising the Trust, an additional $6,000 per regularly scheduled Board meeting, and an additional $500 per special meeting, paid by the Trust or applicable advisors/portfolios, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Prior to January 1, 2024, the annual retainer was $102,500. The Trust Chair, Chair of the Audit Committee, and Chair of the Governance and Nominating Committee each receive a separate annual fee of $10,000, $5,000, and $3,000, respectively, provided that the separate fee for the Chair of the Audit Committee will be waived if the same individual serves as both Trust Chair and Audit Committee Chair. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Set forth below is the compensation received by the Independent Trustees from the Fund for the fiscal year ended.
In addition, effective June 1, 2024, the Trust has engaged Mr. Wainscott and Ms. Kritzmire as consultants to the Board pending their election by shareholders. As consultants, Mr. Wainscott and Ms. Kritzmire will receive the same compensation that they would receive if they are elected as Trustees.

Name of Person/Position	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
David G. Mertens, Independent Trustee	$136,500	None	None	$136,500
Raymond B. Woolson,(1) Independent Trustee	$131,500	None	None	$131,500
Joe D. Redwine, Independent Trustee	$138,500	None	None	$138,500
Independent Trustee and Nominee
Michele Rackey, Independent Trustee	$127,500	None	None	$127,500
Independent Trustee Nominees
Craig Wainscott	None	None	None	None
Anne Kritzmire	None	None	None	None
1.Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board to attend to health-related matters.

GENERAL INFORMATION
Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of the Investment Advisers, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. The Trust has engaged the proxy solicitation firm of Morrow Sodali Fund Solutions LLC who will be paid approximately $20,000, plus out-of-pocket expenses, for their services, which includes the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of printing and mailing by the Funds. Additionally, the expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the Funds, generally allocated based on the number and types of underlying shareholder accounts and the degree of handling required for each Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 1 888-458-5397. If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call the toll-free number opposite your Fund’s name as shown on page 2 of this Proxy Statement or write to Fund Services at U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Lillian A. Kabakali, Secretary, Advisors Series Trust, c/o, U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote. There is no cumulative voting in the election of Trustees.

Quorum and Methods of Tabulation

Forty percent of the shares of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Trust at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the meeting, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). However, abstentions and broker non-votes will have no effect on the election of Trustees because of the Trust’s plurality voting requirements.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposal. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposal the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against any of the Proposal. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Advisers

The investment advisers to the Funds of the Trust in this Proxy Statement are listed below:

Fund or Fund Complex	Investment Adviser	Principal Business Address
Capital Advisors Growth Fund	Capital Advisors, Inc.	2200 South Utica Place, Suite 150 Tulsa, Oklahoma 74114
Chase Funds	Chase Investment Counsel Corporation	350 Old Ivy Way, Suite 100 Charlottesville, VA 22903
Davidson Multi-Cap Equity Fund	Davidson Investment Advisors, Inc.	The D.A. Davidson Building 8 Third Street North Great Falls, Montana 59401
Edgar Lomax Value Fund	The Edgar Lomax Company	6564 Loisdale Court, Suite 310 Springfield, Virginia 22150
Huber Funds	Huber Capital Management, LLC	2321 Rosecrans Avenue, Suite 3245 El Segundo, California 90245
Logan Funds	Logan Capital Management, Inc.	Six Coulter Avenue, Suite 2000 Ardmore, Pennsylvania 19003
Medalist Funds	Medalist Partners LP	777 Third Avenue, Suite 1402, New York, NY 10017
O’Shaughnessy Funds	O’Shaughnessy Asset Management, LLC	6 Suburban Avenue Stamford, Connecticut 06901
PIA Funds	Pacific Income Advisers, Inc.	1299 Ocean Avenue, Suite 210 Santa Monica, California 90401
Poplar Forest Funds	Poplar Forest Capital, LLC	70 South Lake Avenue, Suite 930 Pasadena, California 91101

Fund or Fund Complex	Investment Adviser	Principal Business Address
Pzena Funds	Pzena Investment Management, LLC	320 Park Avenue, 8th Floor New York, New York 10022
Reverb ETF	Distribution Cognizant, LLC	288 Pearl Street, #304, Monterey, CA 93940
Scharf Funds	Scharf Investments, LLC	5619 Scotts Valley Drive, Suite 140 Scotts Valley, California 95066
Shenkman Funds	Shenkman Capital Management, Inc.	461 Fifth Avenue, 22nd Floor New York, New York 10017
VegTech Plant-based Innovation & Climate ETF	VegTechTM LLC	1842 Purdue Avenue #103, Los Angeles, California 90025

Other Service Providers

The principal executive office of the Trust is located at c/o U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202. The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait”) has acted as the independent registered public accounting firm to the Trust since 1995. Upon recommendation of the Trust’s Audit Committee, the Board has selected Tait as the independent registered public accounting firm to audit and certify the Trust’s financial statements for each Fund’s most recent and current fiscal year ended as of the date shown in the table starting on page 2 of this Proxy Statement. Representatives of Tait will not be present at the Meeting.

Audit Fees

For each Fund’s two most recent fiscal years ended in 2022 or 2023, as appropriate, aggregate fees billed by Tait for the audit of the Fund’s annual financial statements and services that are normally provided by Tait in connection with statutory and regulatory filings or engagements for those two fiscal years were $637,350 and $661,250, respectively.

Audit-Related Fees

Tait did not perform any assurance or services related to the performance of the audits of each Fund’s financial statements for the two most recent fiscal years ended in 2022 or 2023, as appropriate, which are not set forth under “Audit Fees” above.

Tax Fees

Tait prepared each Fund’s federal and state income tax returns for the two most recent fiscal years ended in 2022 or 2023, as appropriate. Aggregate fees billed to the Trust by Tait for professional services for tax compliance, tax advice, and tax planning were $122,400 and $126,000 respectively. All of these fees were required to be approved by the Audit Committee.

All Other Fees

Tait neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2022, or 2023, as appropriate, other than as set forth above.

Pre-Approval of Certain Services

The Audit Committee Charter requires pre-approval by the Trust of all auditing and permissible non-audit services to be provided to the Trust by Tait, including fees. Accordingly, all of these non-audit services were required to be pre-approved, and all of these non-audit services were pre-approved by the Audit Committee.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2022, or 2023, as appropriate, Tait did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Amended and Restated Agreement and Declaration of Trust of the Trust, and the Amended and Restated By-laws of the Trust, do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meeting in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust in a reasonable period of time prior to any such meeting.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of U.S. Bank Global Fund Services, 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Outstanding Shares

The Trust currently offers shares of 34 series, or mutual funds, managed by 16 unaffiliated investment advisers, each of which represents a separate investment portfolio. The total number of shares outstanding of the Trust as a whole as of the Record Date was 604,476,688.43. The number of shares of each Fund and class issued and outstanding on the Record Date discussed in this Proxy Statement was as shown in the table below.

Name of Fund	Number of Issued and Outstanding Shares
Capital Advisors Growth Fund	2,838,942.87
Chase Growth Fund (Inst)	2,618,529.55
Chase Growth Fund (N)	2,665,868.91
Davidson Multi Cap Equity Fund (A)	2,019,293.65
Davidson Multi Cap Equity Fund (I)	2,207,913.69
Edgar Lomax Value Fund	6,215,626.89
First Sentier American Listed Infrastructure Fund (I)	305,746.33
First Sentier Global Listed Infrastructure Fund (I)	11,524,784.19
Huber Large Cap Value Fund (Inst)	474,409.58
Huber Large Cap Value Fund (Inv)	90,955.99
Huber Mid Cap Value Fund (Inst)	656,939.69
Huber Mid Cap Value Fund (Inv)	27,365.92
Huber Select Large Cap Value Fund (Inst)	6,512,177.45
Huber Select Large Cap Value Fund (Inv)	1,153,763.84
Huber Small Cap Value Fund (Inst)	1,768,462.01
Huber Small Cap Value Fund (Inv)	995,704.83
Logan Capital Broad Innovative Growth ETF	1,439,096.00
Medalist Partners MBS Total Return Fund (A)	695,756.02
Medalist Partners MBS Total Return Fund (Inst)	22,754,426.01
Medalist Partners MBS Total Return Fund (Inv)	1,774,435.19
Medalist Partners Short Duration Fund (Inst)	28,982,117.92
Medalist Partners Short Duration Fund (Inv)	2,225,868.97
O'Shaughnessy Market Leaders Value Fund (I)	10,891,699.59
PIA BBB Bond Fund (Managed Account Completion Shares)	20,049,516.42
PIA High Yield Fund (Inst)	7,022,358.86
PIA High Yield (MACS) Fund	18,843,066.99
PIA MBS Bond Fund (Managed Account Completion Shares)	11,159,312.15
PIA Short-Term Securities Fund	14,975,563.75
Poplar Forest Cornerstone Fund (Inv)	1,159,711.86
Poplar Forest Partners Fund (A)	453,122.36
Poplar Forest Partners Fund (Inst)	5,439,330.11
Pzena Emerging Markets Value Fund (Inst)	149,353,800.12
Pzena Emerging Markets Value Fund (Inv)	3,542,661.08
Pzena International Small Cap Value Fund (Inst)	2,143,264.72
Pzena International Small Cap Value Fund (Inv)	333,610.43
Pzena International Value Fund (Inst)	7,771,967.43
Pzena International Value Fund (Inv)	107,256.54
Pzena Mid Cap Value Fund (Inst)	9,678,882.65
Pzena Mid Cap Value Fund (Inv)	505,400.91
Pzena Small Cap Value Fund (Inst)	3,255,928.49
Pzena Small Cap Value Fund (Inv)	285,276.11
Reverb ETF	150,000.00
Scharf Fund (Inst)	8,164,028.52
Scharf Fund (Retail)	149,039.84
Scharf Global Opportunity Fund	768,558.54
Scharf Multi-Asset Opportunity Fund (Inst)	1,080,506.42
Scharf Multi-Asset Opportunity Fund (Retail)	301,970.76
Shenkman Capital Floating Rate High Income Fund (F)	1,157,928.52
Shenkman Capital Floating Rate High Income Fund (Inst)	28,519,375.38

Name of Fund	Number of Issued and Outstanding Shares
Shenkman Capital Short Duration High Income Fund (A)	3,401,501.75
Shenkman Capital Short Duration High Income Fund (C)	2,202,037.32
Shenkman Capital Short Duration High Income Fund (F)	83,728,943.05
Shenkman Capital Short Duration High Income Fund (Inst)	107,587,882.28
VegTech Plant-based Innovation & Climate ETF	345,000.00

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent of the outstanding shares of each share class of each Fund and of the Trust as a whole. As of the close of business on the Record Date, the following persons were considered to be Principal Holders within the Trust, i.e., the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund’s outstanding shares. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Principal Holders and Control Persons of the Funds within Advisors Series Trust

Capital Advisors Growth Fund

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	70.03%	Record
National Financial Services LLC 499 Washington Blvd, 4th Fl Jersey City, NJ 07310-2010	26.13%	Record

Chase Growth Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Acct. FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	35.97%	Record
Mandalay Kleberg Limited Partnership 112 E. Pecan St., Suite 1025 San Antonio, TX 78205-1577	6.26%	Beneficial

Chase Growth Fund - Class N

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Acct FBO Its Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	31.27%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	24.59%	Record

Davidson Multi-Cap Equity Fund - Class A

Name and Address	% of Ownership	Type of Ownership
D.A. Davidson & Co., Inc. 8 Third Street North Great Falls, MT 59401-3155	41.90%	Record
D.A. Davidson & Co., Inc. 8 Third Street North Great Falls, MT 59401-3155	33.04%	Record

Davidson Multi-Cap Equity Fund - Class I

Name and Address	% of Ownership	Type of Ownership
D.A. Davidson Co., RET SVGS & PSP 8 Third Street North Great Falls, MT 59401-3104	39.14%	Record
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	25.79%	Record
D.A. Davidson & Co., Inc. 8 Third Street North Great Falls, MT 59401-3155	21.92%	Record
D.A. Davidson & Co., Inc. 8 Third Street North Great Falls, MT 59401-3155	6.96%	Record

Edgar Lomax Value Fund

Name and Address	% of Ownership	Type of Ownership
The Edgar Lomax Company 5971 Kingstowne Village Parkway Suite 240 Alexandria, VA 22315	27.91%	Record
DC Plus Model Portfolios 777 N. Capitol St. NE Washington, DC 20002-4239	18.69%	Record
Empower Trust FBO Empower Benefit Plans 8515 East Orchard Road 2T2 Greenwood Village, CO 80111-5002	13.09%	Record
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310-1995	11.69%	Record
Nationwide Life Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	11.14%	Record

First Sentier American Listed Infrastructure Fund

Name and Address	% of Ownership	Type of Ownership
US Bank N.A. Cust Randy G Paas IRA Rollover c/o First Sentier Investors (US) LLC 10 East 53rd Street, 21st Floor New York, New York 10022	70.02%	Beneficial
c/o Reliance Trust Company WI Maril & Co FBO SG 4900 W Brown Deer Road Milwaukee, WI 53223-2422	18.01%	Record
Bachar Beaini c/o First Sentier Investors (US) LLC 10 East 53rd Street, 21st Floor New York, New York 10022	6.40%	Beneficial
U.S. Bank NA Cust Jeffrey E. Schmidt IRA Rollover c/o First Sentier Investors (US) LLC 10 East 53rd Street, 21st Floor New York, New York 10022	5.57%	Beneficial
First Sentier Global Listed Infrastructure Fund

Name and Address	% of Ownership	Type of Ownership
Capinco c/o U.S. Bank N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	97.99%	Record

Huber Large Cap Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245	56.35%	Beneficial
Morgan Stanley Smith Barney LLC FBO a Customer of MSSB 1 New York Plaza New York, NY 10004-1932	27.56%	Record
Joe Huber c/o Huber Capital Management, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245	14.90%	Beneficial

Huber Large Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
Morgan Stanley Smith Barney LLC 2000 Westchester Avenue Purchase, NY 10577-2539	69.97%	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	30.02%	Record

Huber Mid Cap Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245	54.03%	Beneficial
Huber Capital Investments, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245-2609	21.46%	Record
Wells Fargo Clearing Services LLC 1 N. Jefferson Avenue Saint Louis, MO 63103-2254	11.08%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	9.73%	Record

Huber Mid Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
Hilton Family Trust Hugh Hilton & Janet Hilton Trustees U/A 06/26/1995 c/o Huber Capital Management, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245	88.51%	Beneficial
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	10.26%	Record

Huber Select Large Cap Value Fund- Institutional Class

Name and Address	% of Ownership	Type of Ownership
LPL Financial FBO Customer Accounts Attn: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	26.49%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1800 Minneapolis, MN 55401-7554	20.06%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	15.94%	Record
UBS WM USA Omnibus Account Attn: Department Manager 1000 Harbor Blvd., 5th Floor Weehawken, NJ 07086-6761	11.23%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	7.24%	Record
Wells Fargo Clearing Services LLC 1 N. Jefferson Ave. Saint Louis, MO 63103-2254	6.06%	Record

Huber Select Large Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City NJ 07399-2052	56.54%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	21.16%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	15.28%	Record

Huber Small Cap Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	38.65%	Record
Kerr 2012 Gift Trust Margaret L. Kerr Trustee U/A 12/31/2012 c/o Huber Capital Management, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245	20.70%	Beneficial
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	11.76%	Record
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1800 Minneapolis, MN 55401-7554	10.61%	Record
Lizanne Falsetto Living Trust Lizanne Falsetto Trustee U/A 05/29/2007 c/o Huber Capital Management, LLC 1700 East Walnut Avenue, Suite 460 El Segundo, California 90245	9.30%	Beneficial

Huber Small Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
Shadowlawn Investments LP - Jay 530 Belle Meade Boulevard Nashville, Tennessee 37205-3424	52.27%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	19.22%	Record

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	14.89%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.85%	Record

Logan Capital Broad Innovative Growth ETF

Name and Address	% of Ownership	Type of Ownership
U.S. Bank 60 Livingston Avenue Saint Paul, MN 55107	68.43%	Record
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262-8104	29.56%	Record

Medalist Partners MBS Total Return Fund – Class A

Name and Address	% of Ownership	Type of Ownership
Oppenheimer & Company Incorporated 85 Broad St. Fl. 22 New York, NY 10004-2783	38.92%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	30.94%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	16.52%	Record

Medalist Partners MBS Total Return Fund – Institutional Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	28.40%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	23.19%	Record
Capinco C/O U.S. Bank NA 1555 N. Rivercenter Dr. Ste. 302 Milwaukee, WI 5312-3958	6.65%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.28%	Record

Medalist Partners MBS Total Return Fund – Investor Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	48.94%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	29.29%	Record

Medalist Partners Short Duration Fund – Institutional Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	54.47%	Record
Reliance Trust Company FBO Fiduciary Trust C/R P.O. Box 78446 Atlanta, GA 30357-3114	19.66%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	11.69%	Record

Medalist Partners Short Duration Fund – Investor Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-2010	45.55%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	32.85%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	8.63%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB 1 New York Plaza, Floor 12 New York, NY 10004-1965	8.20%	Record

O’Shaughnessy Market Leaders Value Fund - Class I

Name and Address	% of Ownership	Type of Ownership
National Financial Services 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-2010	49.19%	Record
Charles Schwab & Co., Inc. Special Custody Account Attn: Mutual Funds Department 211 Main St. San Francisco, CA 94105-1901	14.88%	Record

PIA BBB Bond Fund - Managed Account Completion Shares (MACS)

Name and Address	% of Ownership	Type of Ownership
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	45.49%	Record
Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	21.07%	Record
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, CA 94105-1901	7.76%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	7.58%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City NJ 07399-2052	5.24%	Record

PIA High Yield Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
International Union UAW Strike Trust 8000 E Jefferson Ave. Detroit, MI 48214-3963	41.66%	Beneficial
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	24.17%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1901	14.90%	Record

PIA High Yield (MACS) Fund - Managed Account Completion Shares (MACS)

Name and Address	% of Ownership	Type of Ownership
c/o First Hawaiian Bank SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456-9989	88.89%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	5.17%	Record

PIA MBS Bond Fund - Managed Account Completion Shares (MACS)

Name and Address	% of Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC 1 New York Plaza, Floor 12 New York, NY 10004-1965	40.16%	Record
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers 211 Main Street San Francisco, CA 94105-1901	16.31%	Record
Wells Fargo Clearing Services, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	11.80%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	9.78%	Record

PIA Short-Term Securities Fund - Advisor Class Shares

Name and Address	% of Ownership	Type of Ownership
Teamsters & Food Employers Security Trust Fund P.O. Box 2340 West Covina, CA 91793-2340	38.99%	Beneficial
CAPINCO c/o U.S. Bank N.A. 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212-3958	31.58%	Record
National Financial Services, LLC 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	12.49%	Record
Food Employers & Bkry & Conf Workers Benefit Fund of Southern CA Doyle Townson & Stefanie Gusha Trustees U/A 04/01/1965 1325 N. Grand Avenue, Suite 200 Covina, CA 91724-4049	8.20%	Beneficial

Poplar Forest Cornerstone Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	48.15%	Record
The Kirby Jones Foundation Delaware c/o Packy Jones Jones Trading 555 Saint Charles Dr., Ste 200 Thousand Oaks, CA 91360-3985	26.39%	Beneficial
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	18.17%	Record

Poplar Forest Partners Fund - Class A

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	32.67%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	11.81%	Record
Merrill Lynch Pierce Fenner & Smith FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	8.95%	Record
Oppenheimer & Co., Inc. 85 Broad Street, Floor 22 New York, NY 10004-2783	7.95%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	7.32%	Record
Wells Fargo Clearing Services LLC 1 N Jefferson Avenue MSC MO3970 Saint Louis, MO 63103-2254	6.16%	Record

Poplar Forest Partners Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith, Inc. For Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	20.83%	Record
Oppenheimer & Co., Inc. 85 Broad Street, Floor 22 New York, NY 10004-2783	19.78%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	12.64%	Record
National Financial Services LLC 499 Washington Boulevard, Floor 4 Jersey City, NJ 07310-2010	7.47%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	5.38%	Record

Pzena Emerging Markets Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	24.56%	Record
Saxon & Co. P.O. Box 94597 Cleveland, OH 44101-4597	18.33%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	15.63%	Record
SEI Private Trust Company c/o Regions Bank 1 Freedom Valley Drive Oaks, PA 19456-9989	12.47%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB 1 New York Plaza, Floor 12 New York, NY 10004-1965	12.39%	Record

Pzena Emerging Markets Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	70.12%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	20.56%	Record

Pzena International Small Cap Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
JP Morgan Securities LLC 575 Washington Blvd. 12th Floor Jersey City, NJ 07310-1616	36.20%	Record
ValueQuest Partners LLC 320 Park Avenue, FL 8 New York, NY 10022-6815	29.09%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	12.93%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	10.76%	Record
Matrix Trust Company as Agent for Newport Trust Company Pzena Investment Management, LLC 401(K) Plan 35 Iron Point Circle Folsom, CA 95630-8587	8.72%	Record

Pzena International Small Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	34.71%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	33.19%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City NJ 07399-0002	28.95%	Record

Pzena International Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
JP Morgan Securities LLC 575 Washington Blvd. 12th Floor Jersey City, NJ 07310-1616	35.21%	Record
SEI Private Trust Company c/o Legacy Trust Company (Texas) 1 Freedom Valley Drive Oaks, PA 19456-9989	26.29%	Record
Band & Co c/o U.S. Bank NA 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	19.58%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	11.70%	Record

Pzena International Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
JP Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	96.97%	Record

Pzena Mid Cap Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
MAC & CO Attn: Mutual Fund Operations 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	49.91%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	19.63%	Record
Empower Trust FBO Empower Benefit Plans 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	16.70%	Record
SEI Private Trust Company c/o Mellon Bank Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	7.78%	Record

Pzena Mid Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	81.02%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	8.33%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	7.06%	Record

Pzena Small Cap Value Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	49.01%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	23.39%	Record
Pershing LLC 1 Pershing Plaza, Floor 14 Jersey City, NJ 07399-0002	11.25%	Record
Matrix Trust Company as Agent for Newport Trust Company Pzena Investment Management, LLC 401(k) Plan 35 Iron Point Circle Folsom, CA 95630-8587	7.01%	Record

Pzena Small Cap Value Fund - Investor Class

Name and Address	% of Ownership	Type of Ownership
JP Morgan Securities LLC 575 Washington Blvd. 12th Floor Jersey City, NJ 07310-1616	47.56%	Record
Charles Schwab & Co., Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	44.55%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	6.39%	Record

Reverb ETF

Name and Address	% Ownership	Type of Ownership
Northern Trust Securities, Inc. 50 South LaSalle Street Chicago, IL 60603	49.03%	Record
Goldman Sachs & Co. 222 S Main St. Salt Lake City, UT 84101-2199	26.37%	Record
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262-8104	13.64%	Record

Scharf Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	32.77%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plz. 12th Floor New York, NY 10004-1965	31.81%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	22.91%	Record

Scharf Fund - Retail Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Customer A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	85.17%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	7.73%	Record

Scharf Global Opportunity Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	52.50%	Record
Brian A. Krawez and Karen Krawez Revocable Living Trust, Karen Krawez and Brian A. Krawez Trustees c/o Scharf Investments, LLC 16450 Los Gatos Blvd, Suite 207 Los Gatos, CA 95032	21.20%	Beneficial
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	11.13%	Record
UBS WM USA Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd. Weehawken, NJ 07086-6761	5.08%	Record

Scharf Multi-Asset Opportunity Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	83.00%	Record
National Financial Services, LLC For the Exclusive Benefit of our Customers Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	5.37%	Record

Scharf Multi-Asset Opportunity Fund - Retail Class

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	83.64%	Record
Morgan Stanley Smith Barney LLC For the exclusive benefit of Customers of MSSB 1 New York Plaza, Floor 12 New York, NY 10004-1932	14.35%	Record

Shenkman Capital Floating Rate High Income Fund - Class F

Name and Address	% of Ownership	Type of Ownership
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	63.38%	Record
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	31.02%	Record
Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103-2713	5.31%	Record

Shenkman Capital Floating Rate High income Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., Floor 4 Jersey City, NJ 07310-2010	38.18%	Record
Morgan Lewis & Bockius LLP Cash Balance Plan 1701 Market Street Philadelphia, PA 19103-2903	13.99%	Record
Capinco c/o U.S. Bank NA 1555 N. RiverCenter Dr., Suite 302 Milwaukee, WI 53212-3958	10.20%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	10.17%	Record
Reliance Trust Co. FBO ABNY EB R/R P.O. Box 570788 Atlanta, GA 30357-3114	7.54%	Record

Shenkman Capital Short Duration High Income Fund - Class A

Name and Address	% of Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	49.38%	Record
Morgan Stanley Smith Barney, LLC FEBO customers of MSSB 1 New York Plaza, Fl 12th New York, NY 10004-1965	28.35%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	10.23%	Record

Shenkman Capital Short Duration High Income Fund - Class C

Name and Address	% of Ownership	Type of Ownership
Morgan Stanley Smith Barney, LLC FEBO customers of MSSB 1 New York Plaza, Fl 12th New York, NY 10004-1965	44.88%	Record
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	40.86%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.26%	Record

Shenkman Capital Short Duration High Income Fund - Class F

Name and Address	% of Ownership	Type of Ownership
Merrill Lynch Pierce Fenner & Smith For Sole Benefit of its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	49.36%	Record
Morgan Stanley Smith Barney, LLC FEBO customers of MSSB 1 New York Plaza, Fl 12th New York, NY 10004-1965	27.10%	Record
UBS WM USA Special Custody Account 1000 Harbor Boulevard Weehawken, NJ 07086-6761	19.40%	Record

Shenkman Capital Short Duration High Income Fund - Institutional Class

Name and Address	% of Ownership	Type of Ownership
JP Morgan Securities, LLC 825 S. Main Street Yreka, CA 96097-3320	29.56%	Record
National Financial Services, LLC 499 Washington Blvd., Floor 4 Jersey City, NJ 07310-2010	26.25%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	15.51%	Record
Mitra & Co FBO 98 c/o Reliance Trust Company WI 4900 W. Brown Deer Rd. Milwaukee, WI 53223-2422	7.42%	Record

VegTech Plant-Based Innovation & Climate ETF

Name and Address	% of Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	21.82%	Record
Interactive Brokers LLC/Retail Pickwick Plaza Greenwich, CT 06830	21.43%	Record
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262-8104	21.26%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	7.57%	Record
J.P. Morgan Securities LLC/JPMC 383 Madison Avenue New York, NY 10179	6.12%	Record

Exhibit A
GOVERNANCE AND NOMINATING COMMITTEE CHARTER

OF

ADVISORS SERIES TRUST

This Charter sets forth the purpose, authority, and responsibilities of the Governance and Nominating Committee (the “Committee”) of the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”). This Charter will be reviewed periodically by the Committee, as necessary or appropriate. This Charter also sets forth certain governance goals and practices that the Committee has determined to be appropriate.

Purpose

The purpose of the Committee shall be to:

1.Oversee governance and compliance matters for the multiple separate investment series of funds within the Trust (the “Funds”). The Committee shall assist and make recommendations to the full Board in connection with matters relating to the governance and compliance processes of the Trust.
2.Select and nominate other Trustees. Selection and nomination refers to the process by which Board candidates are researched, recruited, considered and formally named.

Authority

The Committee has been duly established by the Board and shall have the resources and authority appropriate to discharge its responsibilities.

Composition and Term of Members of the Committee

The Committee shall be composed entirely of members of the Board who are not “interested persons” of the Trust (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be fewer than two (2) Trustees. The members of the Committee shall be appointed by the Board, including a majority of the Independent Trustees. The members of the Committee, acting by majority vote of all Committee members, shall appoint a Chairperson of the Committee. Each member of the Committee shall serve until a successor is appointed and qualified, or until their earlier resignation or removal by the Board.

Meetings

The Committee shall meet at least annually, or more often as it deems necessary or appropriate. Meetings may be called by the Chairperson of the Committee or a majority of the Committee members. A quorum for purposes of conducting a meeting shall be 50% or more of the members of the Committee. The vote of a majority of the members of the Committee present at a meeting at which a quorum is present shall be required to take any action by the Committee. Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for review and comment in a timely manner. The Committee may meet in person, by video conference, telephone or other means by which all persons participating in the meeting can hear each other at the same time.

Exhibit A - Page 1

Responsibilities of the Committee
•Governance Oversight and Functions

1.The Committee shall provide oversight with respect to the Trust’s Rule 38a-1 Compliance Program, policies and procedures regarding compliance generally, and compliance with corporate governance matters and in this regard the Committee shall monitor (a) the performance of the Chief Compliance Officer (“CCO”) and (b) the cooperation of the investment advisers and service providers with the CCO, including the requirement of regular reports by the CCO to the Board. The Committee shall be responsible for reviewing and approving the compensation of the CCO.

2.The Committee shall manage the process for the Board’s conduct of an annual self-assessment of Board processes, in accordance with Rule 270.0-1 of the 1940 Act, which will evaluate the performance of the Board and the committees of the Board and which will include consideration of the effectiveness of the Board’s committee structure and the number of funds on whose board each Trustee serves. The Committee shall determine which specific areas shall be evaluated pursuant to this assessment and the manner in which the assessment is to be conducted. In this regard, the Committee shall review the Board governance structure of the Trust and shall recommend any appropriate changes to the full Board. The Committee shall report the findings of the assessment to the Board and assist the Board in implementing any recommended actions.

3.It is the policy of the Committee that each Independent Trustee should pursue opportunities for continuing education. Such continuing education may be gained through attendance (either in-person, by video conference or telephone) at industry conferences, by participating in continuing education events sponsored by third party providers, such as webinars or through presentations to the Board at committee or Board meetings. Special educational presentations may also include presentations set up by the investment adviser, the administrator or by third party providers. The Committee shall monitor annually the continuing education efforts of the Independent Trustees.

4.It is the policy of the Committee that each Independent Trustee shall make and retain for so long as he/she serves on the Board, a personal investment in one or more Funds, consistent with such Trustee’s personal financial situation, needs and circumstances. It is the policy of the Committee that each Independent Trustee shall invest an amount in excess of $100,000 in one or more of the Funds (the “Investment Level”). Each Independent Trustee shall, within three years of the adoption of this Policy (or within three years of joining the Board with respect to a Trustee joining the Board after adoption of this policy), invest an amount equal to or greater than the Investment Level in one or more of the Funds Each Trustee will commit not to redeem an investment in the Funds if such redemption will result in the Trustee’s investment in the Funds falling below the Investment Level, without approval of the Committee. For sake of clarity, changes in the market value of the Funds will not by themselves result in a change in the Investment Level. In determining whether to waive compliance with this policy with respect to any individual Trustee, the Committee shall consider any extenuating circumstances relative to such individual Trustee who believes adherence with this policy would be inappropriate given his or her own personal or financial circumstances. The Committee shall monitor each Trustee’s compliance with this policy annually as part it its conduct of the annual self-assessment.

5.The Committee will consider the continued independence and possible conflicts of interests involving Independent Trustees and any related party transactions and shall review the affiliations and activities of Independent Trustees through the annual questionnaire process and other means, including making recommendations to the Board with respect to the determination of the continued independence of Independent Trustees. The Committee or the Board may establish
Exhibit A - Page 2

such processes and procedures as it may deem appropriate with respect to the disclosure of such potential conflicts and/or related party transactions.

6.An Independent Trustee shall inform the Committee of any changes in their business, professional or personal situation which may potentially impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters. The Committee’s policy regarding such self-reporting procedures is set forth in Appendix A.

7.The Committee shall review, consider and advise the Board of the impact of new regulatory initiatives impacting fund governance matters.

8.The Committee shall coordinate the selection of independent legal counsel for the Independent Trustees and monitor the continued independence and performance of that counsel.

9.The Committee shall periodically review the compensation paid by the Trust to the Independent Trustees and make recommendations to the Board as to any proposed adjustments to such compensation.

10.The Committee shall recommend to the Board the establishment of a retirement age policy for Trustees. Any such policy, once adopted by the Board, shall be reflected in Appendix C hereto. The Committee shall review any requests by a Retiring Trustee for an extension of his or her term and shall make a recommendation to the full Board as to such request.

11.The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to obtain, weigh and consider expert advice as to Committee related rules, legal and regulatory provisions, including engaging independent counsel, accountants and other advisors at Trust expense, for this purpose if, in its judgment, that is appropriate.

Nomination Matters

Control of the selection and nomination process at all times should rest with the Committee. This Charter is not intended to supplant or limit the ability of fund shareholders under state law or federal law to nominate Trustees. The Committee will review shareholders’ nominations to fill vacancies on the Board in accordance with the requirements of this Charter, the Trust’s By-Laws and applicable law. Shareholder candidates submitted for considered by the Committee must be sent to the President of the Trust in writing together with the appropriate biographical and other information concerning each such proposed Nominee (including the information set forth below), and such nomination must comply with the notice and other provisions set forth herein, in the Trust By-Laws or under applicable law. Unless required otherwise by the By-Laws or applicable law, such notice and other information must be provided to the President of the Trust no later than 120 days, and no more than 150 days, prior to the date of the meeting of shareholders at which the nomination is to be considered. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. In addition, any of the Trust’s investment advisers may suggest Trustee candidates, if the Committee invites such suggestions, and the adviser may provide administrative assistance in the selection and nomination process.

The Committee, however, should not view participation by shareholders and investment advisers in this process as precluding or excusing it from the responsibility to canvass, recruit, interview, and solicit Trustee candidates.

Exhibit A - Page 3

In carrying out these responsibilities, the Committee shall obtain from any candidate, and a shareholder submitting a candidate for nomination as an Trustee shall provide, a formal written resume, a completed questionnaire delineating relationships between the candidate and the Trust, the investment advisers to the Trust, the principal underwriter of the Trust, and all material service providers to the Trust, and such other information that may be required under state or federal law or by the Trust’s By-Laws. With respect to candidates submitted for consideration as an Independent Trustee, the Committee shall evaluate the independence of the candidate as defined in Section 2(a)(19) of the 1940 Act, and other potential conflicts of interest.

The Committee shall meet with the candidate and shall review the qualifications of such candidate and with respect to candidates for Independent Trustee, the independence of such candidate, and shall meet as a group without the candidate to discuss the candidate. Recommendations for new Trustees by the Committee shall be presented to the full Board for approval with the caveat that only the current Independent Trustees shall vote for approval of new Independent Trustees.

Nominee Considerations

In identifying and evaluating nominees for Trustee, the Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds. The Committee looks at each nominee on a case-by-case basis.

In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Committee, by an investment adviser to the Trust or at the suggestion of a shareholder, each candidate must be able to represent all shareholders and be committed to enhancing long-term shareholder value.

In addition, the Committee may also consider the factors set forth in Appendix B attached hereto.

General Matters

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting Trustees, including the sole authority to approve the search firm’s fees and other retention terms, including, if applicable, termination.

The Committee may obtain the advice and assistance of legal counsel, accountants and other advisers as it deems necessary and appropriate.

The Committee shall periodically review and, as appropriate, recommend changes to this Charter.

In carrying out its responsibilities, the Committee believes its policies and procedures should be and remain flexible so that it can react to changing conditions and environments and to assure the Board and shareholders of the Trust that the nominating practices of the Trust are in accordance with all requirements and are of the highest quality.

Exhibit A - Page 4

APPENDIX A

GOVERNANCE AND NOMINATING COMMITTEE POLICY REGARDING SELECTION OF TRUSTEE CANDIDATES

The Governance and Nominating Committee (the “Committee”) has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional Trustee, the Committee may seek referrals from a variety of sources, including current Trustees, any adviser to the Trust, legal counsel to the Trust and legal counsel to the Independent Trustees. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.
The Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation is submitted in writing and addressed to the Chairperson of the Committee at the Trust’s offices. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate’s qualifications. The Committee, however, will not be required to solicit recommendations from the shareholders.
In evaluating candidates for a position on the Board, the Committee may consider a variety of factors, including:
a.the candidate’s knowledge in matters relating to the mutual fund and investment management industries and ability to represent all shareholders and be committed to enhancing long-term shareholder value;
b.any experience possessed by the candidate as a director or senior officer of public companies, mutual funds and/or investment management companies;
c.the candidate’s educational and professional background;
d.the candidate’s reputation for high ethical standards and personal and professional integrity;
e.any specific investment, financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;
f.the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;
g.If the candidate is proposed to serve as an Independent Trustee, the candidate’s ability to qualify as an Independent Trustee, the candidate’s independence from Trust’s service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;
h.the candidate’s ability to devote sufficient time to the activities of the Board and enhance his or her knowledge of the Trust’s activities and business;
i.the candidate’s ability to exercise sound business judgment; and
j.such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under federal securities laws).
The Committee will evaluate candidates’ qualifications for Board membership and, in the case of Independent Trustees, their independence from management and principal service providers. Persons selected to serve as an Independent Trustee must be independent in terms of both the letter and the spirit of the Investment Company Act and any rules thereunder. The Committee will consider the effect of any relationships beyond those delineated in the Investment Company Act that might impair independence of such a candidate, such as business, financial or family relationships.
Exhibit A - Page 5

The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Committee, and the failure by the Committee at any meeting, or ever, to consider any one or more of the matters or items listed above shall not be deemed to constitute a breach of this Charter or of any duty or obligation of the Committee or any Trustee to the Board or the Trust. However, this Charter is not intended to supplant or limit the ability of shareholders under state law or federal law to nominate Trustees. The Committee’s policy with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

Exhibit A - Page 6

APPENDIX B

POLICY AND PROCEDURES REGARDING SERVICE ON OTHER BOARDS AND FOR REPORTING OF SIGNIFICANT BUSINESS OR OTHER ACTIVITIES

A Trustee shall inform the Committee in advance of any changes in their business, professional or personal situation which may impact their objectivity when considering certain matters to be brought before the Board, their ability to continue to serve on the Board, or their ability to devote the necessary time and attention to Board matters or, might reasonably be considered to reflect poorly on the Board or the Trust from a reputational or risk perspective. These matters may include (but are not limited to):
•Any regulatory or legal action connected to the Trustee’s service on another board in which such Trustee is a defendant;
•Any regulatory or legal action brought against the Trustee personally or against a company or trust in which the Trustee has at least 25% voting power, if (i) such action involves a criminal matter, (ii) such action involves a civil matter alleging breach of fiduciary duty or the duty of care, fraud, misrepresentation or misappropriation of funds, or (iii) relates to matters challenging the personal integrity or financial acumen of such Trustee (including a personal or self-owned business bankruptcy);
•Joining, or resigning from, another mutual fund, corporate or non-profit board of directors;
•Changes in full-time employment;
•Taking on other business or professional activities or consulting relationships that are likely to either (i) result in a substantial overall increase in the Trustee’s time commitment to such matters, or (ii) may reflect poorly on the trustee, the Board or the Trust from a reputational or risk perspective;
•Changes in an immediate family member’s employment that are likely to impact the Trustee’s objectivity, even if it does not impact his/her independence;
•Prior to the approval of any contract with a material service provider to the Trust, any significant business or professional relationship the Trustee or an immediate family member has with such material service provider;
•A health issue which may impair the Trustee’s ability to carry out his/her duties;
•Any other change in the Trustee’s situation which such Trustee feels may potentially impact their objectivity in considering a certain matter to be brought before the Board, their ability to continue to serve on the Board, their ability to devote the necessary time and attention to Board matters, or may reflect poorly on the Board or the Trust from a reputational or risk perspective.

Exhibit A - Page 7

APPENDIX C
It is the policy of the Trust that a Trustee shall be required to retire from the Board on or before December 31 of the year in which that Trustee turns 75.
Exhibit A - Page 8

ADVISORS SERIES TRUST
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 27, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the above-referenced Funds (the “Funds”) hereby appoints each of Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 27th, 2024 at 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202 at 11:00 AM Central Time, and at any adjournment thereof. All shareholders are encouraged to cast a vote for their shares prior to August 27, 2024 so that Funds may reach a quorum to hold the Meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

Do you have questions? If you have any questions about how to vote your proxy card or about the meeting in general, please call toll-free (888)-458-5397. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Daylight Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders to be held on August 27, 2024. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/ast2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
FundName1	FundName2	FundName3
FundName4	FundName5	FundName6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” each nominee. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management.

The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” each nominee.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

1.	To approve of the election of three Trustees to serve until his or her successor is elected and qualified.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01)	Craig Wainscott	☐	☐	☐
	(02)	Anne Kritzmire
	(03)	Michele Rackey
*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist, or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposal.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE

ADVISORS SERIES TRUST

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to: www.proxyvotenow.com/ast2024
3. Follow the simple instructions

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free: 855-461-6860
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

↓ **Please detach at perforation before mailing.** ↓

ADVISORS SERIES TRUST
[FUND NAME PRINTS HERE]
PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 27, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Jeffrey T. Rauman, Kevin J. Hayden, and Lillian A. Kabakali, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on August 27th, 2024 at 777 East Wisconsin Ave, 5th floor, Milwaukee, WI 53202 at 11:00 AM Central Time, and at any adjournment thereof. All shareholders are encouraged to cast a vote for their shares prior to August 27, 2024 so that Fund may reach a quorum to hold the Meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.
Do you have questions? If you have any questions about how to vote your proxy card or about the meeting in general, please call toll-free (888)-458-5397. Representatives are available to assist you Monday through Friday, from 10:00 a.m. to 11:00 p.m., Eastern Daylight Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Special Meeting of Shareholders to be held on August 27, 2024. Please refer to the Proxy Statement for a discussion of each of these matters.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/ast2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees.
It will be voted as specified. If no specification is made, this proxy will be voted “FOR” each nominee. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management.

The Board of Trustees has voted in favor of the proposal and recommends that you vote “FOR” each nominee.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

1.	To approve of the election of three Trustees to serve until his or her successor is elected and qualified.		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01)	Craig Wainscott	☐	☐	☐
	(02)	Anne Kritzmire
	(03)	Michele Rackey
*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	If necessary, to adjourn or postpone the Meeting to permit further solicitation of proxies in the event that a quorum does not exist, or a quorum exists but there are not sufficient votes at the time of the Meeting to approve the Proposal.